UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                               November 20, 2000
                ------------------------------------------------
                Date of Report: (Date of earliest event reported)


                    Computer Associates International, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Delaware                       1-9247                    13-2857434
----------------------------        -----------              -------------------
 State or Other Jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)



One Computer Associates Plaza, Islandia, New York                      11749
-------------------------------------------------                    ---------
   (Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (631) 342-5224

                                 Not Applicable
                        --------------------------------
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

     In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

     On November 20, 2000, Computer Associates International, Inc. ("CA") hosted a webcast to provide an update on its recently announced new business model. The webcast can be viewed at www.ca.com/invest/business_model_webcast.htm. The oral portion of the webcast can be replayed by dialing (800) 633-8284 in the US and
(858) 812-6440 internationally. The ID number for the call is 16954846.

     CA regards any information provided in the webcast to be current and accurate only as of the date and time of the original webcast and specifically disclaims any duty to update such information unless it is necessary to do so in accordance with applicable law.

     Statements herein concerning Computer Associates future prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that future results will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the significant percentage of CA's quarterly sales consummated in the last few days of the quarter making financial predictions especially difficult and raising a substantial risk of variance in actual results; changes in industry accounting guidance; the risks associated with changes in the company's business model; the risks associated with changes in the way in which the company accounts for license revenue; the difficulties of compiling pro forma financial information, given acquisitions over time; instability resulting from changes to the company's business model; the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market; the risks associated with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either CA or its competition; risks associated with the entry into new markets such as professional services; the risks associated with integrating newly acquired businesses and technologies; increasing dependency on large dollar licensing transactions; delays in product delivery; reliance on mainframe capacity growth; the ability to recruit and retain qualified personnel; business conditions in the distributed systems and mainframe software and hardware markets; uncertainty and volatility associated with Internet and eBusiness related activities; use of software patent rights to attempt to limit competition; fluctuations in foreign currency exchange rates and interest rates; the volatility of the international marketplace; and other risks described in filings with the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Computer Associates International, Inc.


Dated:   November 21, 2000              By: /s/ Ira Zar
                                            ---------------------------------
                                            Ira Zar
                                            Executive Vice President and Chief
                                            Financial Officer